Capital Management	12 Months Ended
Dec. 31, 2020
Corporate Information And Statement Of IFRS Compliance [Abstract]
Capital Management	CAPITAL MANAGEMENT
The Company's capital management objective is to maintain financial flexibility and sufficient sources of liquidity to execute its capital programs, while meeting short and long-term commitments. Baytex strives to actively manage its capital structure in response to changes in economic conditions. At December 31, 2020, the Company's capital structure was comprised of shareholders' capital, long-term notes, trade and other receivables, trade and other payables and the credit facilities.

During 2020, Baytex took additional action to protect financial liquidity in response to lower oil prices and the global economic instability related to COVID-19. The Company's 2020 exploration and development expenditures were reduced by moderating the pace of activity in the U.S. and suspending drilling and completion operations in Canada. Certain high cost, low margin, production was shut-in for a portion of 2020 when netbacks were challenged by low commodity prices. Baytex remains committed to cost saving initiatives which resulted in lower operating expenses and general administrative costs during 2020.

The capital intensive nature of Baytex's operations requires the maintenance of adequate sources of liquidity to fund ongoing exploration and development. Baytex's capital resources consist primarily of adjusted funds flow, available credit facilities and proceeds received from the divestiture of oil and gas properties. The Company's adjusted funds flow depends on a number of factors, including commodity prices, production and sales volumes, royalties, operating expenses, taxes and foreign exchange rates. In order to manage its capital structure and liquidity, Baytex may from time to time issue equity or debt securities, enter into business transactions including the sale of assets or adjust capital spending to manage current and projected debt levels. There is no certainty that any of these additional sources of capital would be available if required.

At December 31, 2020, Baytex was in compliance with all of the covenants contained in the Credit Facilities and had unused capacity of $367.2 million (December 31, 2019 - $523.8 million).

Baytex considers adjusted funds flow a key measure that provides a more complete understanding of operating performance and the Company's ability to generate funds for exploration and development expenditures, debt repayment, settlement of abandonment obligations and potential future dividends. Baytex eliminates settlements of abandonment obligations from cash flow from operations as the amounts can be discretionary and may vary from period to period depending on the Company's capital programs and the maturity of its operating areas. The settlement of abandonment obligations are managed through the capital budgeting process which considers available adjusted funds flow. Changes in non-cash working capital are eliminated in the determination of adjusted funds flow as the timing of collection, payment and incurrence is variable and by excluding them from the calculation Baytex is able to provide a more meaningful measure of cash flow on a continuing basis.

Adjusted funds flow should not be construed as an alternative to performance measures determined in accordance with IFRS, such as cash flow from operating activities and net income or loss.

Adjusted funds flow does not have any standardized meaning prescribed by IFRS and may not be comparable with the calculation of similar measures for other entities. It is reconciled to the nearest measure determined in accordance with IFRS, cash flow from operating activities, as set forth below.

	Years Ended December 31
	2020	2019
Cash flow from operating activities	$353,096	$834,939
Change in non-cash working capital	(48,758)	52,070
Asset retirement obligations settled	7,168	15,417
Adjusted funds flow	$311,506	$902,426
The Company believes that net debt assists in providing a more complete understanding of its financial position and provides a key measure to assess liquidity. Net debt is calculated based on the principal amounts of the credit facilities and long-term notes outstanding, including trade and other payables, cash, and trade and other receivables. The principal amounts of the credit facilities and long-term notes outstanding are used in the calculation of net debt as these amounts represent the Company's total repayment obligation at maturity. The carrying amount of debt issue costs associated with the credit facilities and long-term notes are excluded on the basis that these amounts have already been paid by Baytex at inception of the contract and do not represent an additional source of liquidity or repayment obligation.

Net debt does not have any standardized meaning prescribed by IFRS and may not be comparable with the calculation of similar measure for other entities. The computation of net debt is set forth below.

	December 31, 2020	December 31, 2019
Credit facilities - principal	$651,173	$506,471
Long-term notes - principal	1,147,950	1,337,200
Trade and other payables	155,955	207,454
Cash	—	(5,572)
Trade and other receivables	(107,477)	(173,762)
Net debt	$1,847,601	$1,871,791